Exhibit 12.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bonso Electronics International, Inc., a British Virgin Islands international business company (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended March 31, 2003, as amended herewith (the "Form 20-F") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: December 28, 2006                /s/  Anthony So
                                        ---------------------------------------
                                        Anthony So
                                        Chief Executive Officer


Dated: December 28, 2006                /s/  Cathy Kit Teng Pang
                                        ---------------------------------------
                                        Cathy Kit Teng Pang
                                        Chief Financial Officer